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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 15, 2002


                                                    SUITE 101.COM, INC
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                                 (Exact name of the Registrant as specified in its charter)



    (State or other jurisdiction of              (Commission File Number)          (I.R.S. Employer Identification No.)
     incorporation or organization)
                Delaware                                 0-25136                                33-0464753


                            1122 Mainland Street - Suite 210 - Vancouver, British Columbia, Canada V6B 5L1

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                                  (Address of the Registrant's principal executive offices) (Zip Code)

                                                            (604) 682-1400
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                                       Registrant's telephone number, including area code:

                                                                 None.
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                                    (Former name or former address, if changed since last report.)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)      Financial statements of business acquired.
                           Not applicable

        (b)      Pro forma financial information
                           Not applicable

        (c)      Exhibits:

                 99.1      Press Release dated May 15, 2002



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SUITE 101.COM, INC.

                                        By:      /s/ Mitchell G. Blumberg
                                              -------------------------------
                                              Mitchell G. Blumberg, President

Date:  May 15, 2002














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